SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 August 26, 1997

                    ________________________________________


                            THERMO ECOTEK CORPORATION
             (Exact name of Registrant as specified in its charter)


    Delaware                        1-13572                        04-3072335
    (State or other               (Commission                (I.R.S. Employer
    jurisdiction of               File Number)         Identification Number)
    incorporation or
    organization)

    245 Winter Street, Suite 300
    Waltham, Massachusetts                                              02154
    (Address of principal executive offices)                       (Zip Code)

                                 (617) 622-1000
                         (Registrant's telephone number
                              including area code)
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                                                                     FORM 8-K


    Item 5. Other Events

        On January 17, 1997, Thermo Ecotek Corporation (the Company) through its wholly owned subsidiary, Thermo Trilogy Corp., acquired substantially all of the assets (the Assets) of biosys, inc. (biosys), including the stock of a wholly-owned subsidiary, AgriSense-BCS, Ltd., a U.K. company, for approximately $11,200,000 in cash (the Purchase Price). The Assets consist of the business of biosys, a producer of pheromone, neem/azadiractin, nematodes, and virus-based biopesticide products, as well as disease resistant sugar cane, based in Columbia, Maryland (the biosys Business).

        In September 1996, biosys filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The Company, through Thermo Trilogy Corp., acquired the Assets from biosys as part of an auction conducted by biosys. The Purchase Price represents the Company's bid in the auction for the Assets. The Company based its bid in part on the Company's estimate of projected sales and profits to be generated by the biosys Business. The sale of the Assets was subject to, and received, approval by the bankruptcy court on January 7, 1997.

        The acquisition was made pursuant to an Asset Purchase Agreement dated as of December 24, 1996, among Thermo Trilogy Corp., biosys, inc., Crop Genetics International Corporation and AgriDyne Technologies, Inc., both of which are wholly owned subsidiaries of biosys. The Purchase Price was funded entirely from cash on hand.

        The Company has no present intention to use the Assets for purposes materially different from the purposes for which such assets were used prior to the acquisition. However, simultaneously upon closing, the Company abandoned certain equipment which was immaterial and unnecessary to the operation of the biosys Business. Further, the Company will review the biosys Business and its assets, corporate structure, capitalization, operations, properties, and policies, and, upon completion of this review, may develop alternative plans or proposals, including mergers, transfers of a material amount of assets, or other transactions or changes relating to such business.

        On January 31, 1997, the Company filed a Current Report on Form 8-K regarding the Company's purchase of biosys. Subsequently, on March 25, 1997, the Company filed Amendment No. 1 on Form 8-K/A including biosys' consolidated financial statements for the three years ended December 31, 1995. Included as exhibits to this Current Report on Form 8-K are biosys' consolidated financial statements for the two years ended December 31, 1996, together with the unaudited pro forma combined condensed statement of income for the fiscal year ended September 28, 1996.

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                                                                     FORM 8-K



    Item 5.  Exhibits

      23.1     Consent of Price Waterhouse LLP

      99.1     Financial Statements of Business Acquired

      99.2     Pro Forma Combined Condensed Financial Information

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                                                                     FORM 8-K
                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 26th of August 1997.


                                                THERMO ECOTEK CORPORATION




                                                Paul F. Kelleher
                                                --------------------------
                                                Paul F. Kelleher
                                                Chief Accounting Officer

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